EXHIBIT 99.3

CNL HEALTHCAE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regards to certain real estate acquisitions, dispositions and financing transitions, as applicable.

The accompanying unaudited pro forma consolidated statements of operations of CNL Healthcare Properties II, Inc. (“CHP II”) and subsidiaries (collectively, the “Company”) are presented for the nine months ended September 30, 2018 (“2018 Pro Forma Period”), the year ended December 31, 2017 (“2017 Pro Forma Period”) and the year ended December 31, 2016 (“2016 Pro Forma Period and together with the 2018 Pro Forma Period and 2017 Pro Forma Period, the “Pro Forma Periods”) and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2. “Pro Forma Transactions,” as if they had occurred on January 1, 2016.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	CHP II Historical	Riverview Pro Forma Historical (1)	Riverview Pro Forma Adjustments		CHP II Pro Forma
Revenues:
Resident fees and services	$3,748,684	$2,235,746	$778,576	(a)	$6,763,006
Rental income and tenant reimbursements	1,253,209	—	—		1,253,209

Total revenues	5,001,893	2,235,746	778,576		8,016,215

Operating expenses:
Property operating expenses	2,728,764	2,092,361	19,989	(a)	4,841,114
Acquisition fees and expenses	818	—	—		818
General and administrative	906,961	—	—		906,961
Property management fees	261,249	169,447	(18,731	)(a)	411,965
Asset management fees	—	—	—	(b)	—
Depreciation and amortization	1,480,712	—	905,690	(c)	2,386,402

Total operating expenses	5,378,504	2,261,808	906,948		8,547,260
Operating loss	(376,611)	(26,062)	(128,372)		(531,045)

Other income (expense):
Interest and other income	9,946	—	—		9,946
Interest expense and loan cost amortization	(797,208)	—	(200,525	)(d)	(997,733)

Total other expense	(787,262)	—	(200,525)		(987,787)

Loss before income taxes	(1,163,873)	(26,062)	(328,897)		(1,518,832)
Income tax expense	35,245	—	—		35,245

Net loss	$(1,199,118)	$(26,062)	$(328,897)		$(1,554,077)

Class A Common Stock:
Net loss attributable to Class A stockholders	$(257,552)				$(901,478)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.30)				$(0.23)

Weighted average number of Class A common shares outstanding (basic and diluted) (e)	857,729				4,331,559

Class T Common Stock:
Net loss attributable to Class T stockholders	$(845,906)				$(586,297)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.30)				$(0.23)

Weighted average number of Class T common shares outstanding (basic and diluted) (e)	2,817,132				2,817,132

Class I Common Stock:
Net loss attributable to Class I stockholders	$(95,660)				$(66,302)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.30)				$(0.23)

Weighted average number of Class I common shares outstanding (basic and diluted) (e)	318,577				381,577

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	CHP II Historical	Riverview Pro Forma Historical (1)	Riverview Pro Forma Adjustments
Revenues:
Resident fees and services	$3,290,191	$4,884,278	$—
Rental income and tenant reimbursements	18,624	—	—

Total revenues	3,308,815	4,884,278	—

Operating expenses:
Property operating expenses	1,852,057	4,382,353	(1,475,953	)(f)
General and administrative	917,700	—	—
Property management fees	196,632	363,095	(118,881	)(f)
Asset management fees	—	—	—	(b)
Acquisition fees and expenses	—	—	—
Depreciation and amortization	971,389	—	1,358,505	(c)

Total operating expenses	3,937,778	4,745,448	(236,329)
Operating income (loss)	(628,963)	138,830	236,329

Other income (expense):
Interest and other income	66	—	—
Interest expense and loan cost amortization	(589,540)	—	(268,101	)(d)

Total other expense	(589,474)	—	(268,101)

Income (loss) before income taxes	(1,218,437)	138,830	(31,772)
Income tax expense	98,093	—	—

Net income (loss)	$(1,316,530)	$138,830	$(31,772)

Class A common stock:
Net loss attributable to Class A stockholders	$(440,931)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.75)

Weighted average number of Class A common shares outstanding (basic and diluted) (e)	584,653

Class T common stock:
Net loss attributable to Class T stockholders	$(832,661)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.75)

Weighted average number of Class T common shares outstanding (basic and diluted) (e)	1,104,068

Class I common stock:
Net loss attributable to Class I stockholders	$(42,938)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.75)

Weighted average number of Class I common shares outstanding (basic and diluted) (e)	56,934

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Overland Park Pro Forma Historical (2)	Overland Park Pro Forma Adjustments		Summer Vista Pro Forma Adjustments		CHP II Pro Forma
Revenues:
Resident fees and services	$—	$—		$1,076,403	(l)	$9,250,872
Rental income and tenant reimbursements	1,014,213	292,509	(h)	—		1,325,346

Total revenues	1,014,213	292,509		1,076,403		10,576,218

Operating expenses:
Property operating expenses	432,396	161,374	(h)	594,395	(l)	5,946,622
General and administrative	—	—		—		917,700
Property management fees	30,623	9,034	(h)	54,392	(m)	534,895
Asset management fees	—	—	(b)	—	(b)	—
Acquisition fees and expenses	—	—		—		—
Depreciation and amortization	—	519,156	(i)	322,752	(n)	3,171,802

Total operating expenses	463,019	689,564		971,539		10,571,019
Operating income (loss)	551,194	(397,055)		104,864		5,199

Other income (expense):
Interest and other income	—	—		—		66
Interest expense and loan cost amortization	—	(221,257	)(d)	(162,642	)(d)	(1,241,540)

Total other expense	—	(221,257)		(162,642)		(1,241,474)

Income (loss) before income taxes	551,194	(618,312)		(57,778)		(1,236,275)
Income tax expense	—	—		—		98,093

Net income (loss)	$551,194	$(618,312)		$(57,778)		$(1,334,368)

Class A common stock:
Net loss attributable to Class A stockholders						$(1,049,592)

Net loss per share of Class A common stock outstanding (basic and diluted)						$(0.32)

Weighted average number of Class A common shares outstanding (basic and diluted) (e)						4,279,072

Class T common stock:
Net loss attributable to Class T stockholders						$(270,811)

Net loss per share of Class T common stock outstanding (basic and diluted)						$(0.32)

Weighted average number of Class T common shares outstanding (basic and diluted) (e)						1,104,068

Class I common stock:
Net loss attributable to Class I stockholders						$(13,965)

Net loss per share of Class I common stock outstanding (basic and diluted)						$(0.32)

Weighted average number of Class I common shares outstanding (basic and diluted) (e)						56,934

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	CHP II Historical	Riverview Pro Forma Historical (1)	Riverview Pro Forma Adjustments		Overland Park Pro Forma Historical (2)
Revenues:
Resident fees and services	$—	$3,707,969	$—		$—
Rental income and tenant reimbursements	—	—	—		1,263,407

Total revenues	—	3,707,969	—		1,263,407

Operating expenses:
Property operating expenses	—	3,859,407	(1,447,449	)(g)	515,069
General and administrative	309,998	—	—		—
Property management fees	—	145,852	39,546	(g)	41,191
Asset management fees	—	—	—	(b)	—
Acquisition fees and expenses	2,500	—	—		—
Depreciation and amortization	—	—	1,358,505	(c)	—

Total operating expenses	312,498	4,005,259	(49,398)		556,260
Operating income (loss)	(312,498)	(297,290)	49,398		707,147

Other income (expense):
Interest and other income	—	—	—		—
Interest expense and loan cost amortization	(29,949)	—	(268,836	)(d)	—

Total other expense	(29,949)	—	(268,836)		—

Income (loss) before income taxes	(342,447)	(297,290)	(219,438)		707,147
Income tax expense	—	—	—		—

Net income (loss)	$(342,447)	$(297,290)	$(219,438)		$707,147

Class A common stock:
Net loss attributable to Class A stockholders	$(265,390)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.91)

Weighted average number of Class A common shares outstanding (basic and diluted) (e)	291,149

Class T common stock:
Net loss attributable to Class T stockholders	$(70,272)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.91)

Weighted average number of Class T common shares outstanding (basic and diluted) (e)	77,093

Class I common stock:
Net loss attributable to Class I stockholders	$(6,785)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.91)

Weighted average number of Class I common shares outstanding (basic and diluted) (e)	7,443

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Overland Park Pro Forma Adjustments		Summer Vista Pro Forma Historical (3)	Summer Vista Pro Forma Adjustments		CHP II Pro Forma
Revenues:
Resident fees and services	$—		$3,373,970	$—		$7,081,939
Rental income and tenant reimbursement	(30,368	)(j)	—	—		1,233,039

Total revenues	(30,368)		3,373,970	—		8,314,978

Operating expenses:
Property operating expenses	17,242	(j)	2,155,721	—		5,099,990
General and administrative	—		—	—		309,998
Property management fees	(3,289	)(k)	174,224	(5,526	)(o)	391,998
Asset management fees	—	(b)	—	—	(b)	—
Acquisition fees and expenses	—		—	(2,500	)(p)	—
Depreciation and amortization	519,156	(i)	357,659	933,349	(n)	3,168,669

Total operating expenses	533,109		2,687,604	925,323		8,970,655
Operating income (loss)	(563,477)		686,366	(925,323)		(655,677)

Other income (expense):
Interest and other income	—		—	—		—
Interest expense and loan cost amortization	(221,863	)(d)	(517,016)	(144,397	)(o)	(1,182,061)

Total other expense	(221,863)		(517,016)	(144,397)		(1,182,061)

Income (loss) before income taxes	(785,340)		169,350	(1,069,720)		(1,837,738)
Income tax expense	—		—	—		—

Net income (loss)	$(785,340)		$169,350	$(1,069,720)		$(1,837,738)

Class A common stock:
Net loss attributable to Class A stockholders						$(1,797,704)

Net loss per share of Class A common stock outstanding (basic and diluted)						$(0.47)

Weighted average number of Class A common shares outstanding (basic and diluted) (e)						3,796,181

Class T common stock:
Net loss attributable to Class T stockholders						$(36,508)

Net loss per share of Class T common stock outstanding (basic and diluted)						$(0.47)

Weighted average number of Class T common shares outstanding (basic and diluted) (e)						79,791

Class I common stock:
Net loss attributable to Class I stockholders						$(3,526)

Net loss per share of Class I common stock outstanding (basic and diluted)						$(0.47)

Weighted average number of Class I common shares outstanding (basic and diluted) (e)						7,491

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Presentation

The accompanying unaudited pro forma consolidated statements of operations of the Company are presented for the Pro Forma Periods and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2. “Pro Forma Transactions” as if they had occurred on January 1, 2016. The amounts included in the historical columns represent the Company’s, or its acquiree’s, historical operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transactions, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

Summer Vista Acquisition

On March 31, 2017, the Company acquired a seniors housing community located in Pensacola, Florida from Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC (“Summer Vista”) for a purchase price of approximately $21.4 million, exclusive of closing costs. In connection therewith, the Company incurred approximately $0.6 million of acquisition fees and expenses, which have been capitalized as a component of the cost of the assets acquired and allocated on a relative fair value basis.

Summer Vista consists of 89 units (67 assisted living and 22 memory care units), completed construction in February 2016 and commenced operations. Summer Vista will be operated under a REIT Investment Diversification and Empowerment Act of 2007 (“RIDEA”) structure pursuant to a five-year property management agreement with SRI Management, LLC. The Company will pay the property manager a fee of 5% of the monthly gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan for Summer Vista.

The following summarizes the allocation of the purchase price for Summer Vista and the estimated fair values of the assets acquired and liabilities assumed:

Land and land improvements	$2,269,406
Buildings and building improvements	17,611,786
Furniture, fixtures and equipment	857,338
In-place lease intangibles	1,286,507
Liabilities assumed	(170,918)

Total purchase price consideration	$21,854,119

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.	Pro Forma Transactions (continued)

In March 2017, in connection with the Summer Vista acquisition, the Company entered into a secured mortgage loan agreement with Synovus Bank in the amount of approximately $16.1 million (“Summer Vista Loan”). The Summer Vista Loan matures on April 1, 2022, subject to two one-year extension options provided certain conditions are met. The Summer Vista Loan accrues interest at a rate equal to the sum of the London Interbank Offered Rate (“LIBOR”) plus 2.85%, with monthly payments of interest only for the first 18 months of the term of the Summer Vista Loan, and monthly payments of interest and principal for the remaining 42 months of the term of the Summer Vista Loan using a thirty year amortization period with the remaining principal balance payable at maturity. Prior to April 1, 2019, the interest payable on the Summer Vista Loan may be reduced to a rate equal to the sum of LIBOR plus 2.70% if, at such time, no event of default exists, certain debt yield thresholds are met, and at least $2,150,000 of the original outstanding principal balance of the Summer Vista Loan has been paid. The Company may prepay, without a penalty, all or any part of the Summer Vista Loan at any time.

The Company paid a loan commitment fee of $80,250 in connection with the Summer Vista Loan, or 0.50% of the aggregate Summer Vista Loan amount.

Overland Park Acquisition

On December 27, 2017, the Company acquired a ground lease interest in the land and a fee simple interest in the improvements which constitute a medical office building located in Overland Park, Kansas (“Overland Park”), for a purchase price of approximately $14.0 million, exclusive of closing costs and other adjustments. In connection therewith, the Company incurred approximately $0.3 million of acquisition fees and expenses, which have been capitalized as a component of the cost of the assets acquired and allocated on a relative fair value basis.

The Overland Park medical office building comprises approximately 38,496 square feet and was built in 2007. Overland Park will be managed by a third-party property manager. The Company will pay the property manager a fee equal to 3.0% of the monthly collected gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan.

The following summarizes the allocation of the purchase price for Overland Park and the estimated fair values of the assets acquired and liabilities assumed:

Land and land improvements	$378,525
Buildings and building improvements	10,434,262
In-place lease intangibles	3,730,430
Below market lease	(338,348)

Total purchase price consideration	$14,204,869

In December 2017, in connection with the Overland Park acquisition, the Company entered into a secured mortgage loan agreement with Synovus Bank (“Overland Park Loan”) in the maximum aggregate principal amount of $8.4 million, of which approximately $5.6 million was funded in connection with the acquisition of Overland Park and approximately $2.8 million can be funded upon request during the initial 36 month term of the loan provided certain debt service coverage requirements are met. The Overland Park Loan matures on December 15, 2020, subject to one two-year extension option provided certain conditions are met. The Overland Park Loan accrues interest at a rate equal to the sum of the LIBOR plus 2.20%, with monthly payments of interest only during the initial 36 months of the term of the Overland Park Loan with the principal balance payable at maturity.

The Company paid a loan commitment fee of $33,600 in connection with the Overland Park Loan, or 0.40% of the aggregate Overland Park Loan amount.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.	Pro Forma Transactions (continued)

Riverview Acquisition

On August 31, 2018, the Company acquired a seniors housing community in Riverview, Florida for a purchase price of approximately $24.3 million, exclusive of closing costs. In connection therewith, the Company incurred approximately $0.7 million of acquisition fees and expenses, which have been capitalized as a component of the cost of the assets acquired and allocated on a relative fair value basis.

Riverview features 92 resident units (62 assisted living and 30 memory care units) and is operated under a RIDEA structure pursuant to a five-year property management agreement with Fosters Development, Inc. (“Fosters”). The Company will pay the property manager a fee of 5% of the monthly gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan for Riverview.

The following summarizes the allocation of the purchase price for Riverview and the estimated fair values of the assets acquired and liabilities assumed:

Land and land improvements	$1,763,286
Buildings and building improvements	21,087,594
Furniture, fixtures and equipment	813,747
In-place lease intangibles	1,282,871
Liabilities assumed	(115,779)

Total purchase price consideration	$24,831,719

In August 2018, in connection with the Riverview acquisition, the Company entered into a secured mortgage loan agreement with Florida Community Bank in the amount of approximately $5.0 million (“Riverview Loan”). The Riverview loan matures on August 31, 2023. The Riverview loan accrues interest at a rate of the sum of LIBOR plus 2.25%, with monthly payments of interest for the first 24 months, and monthly payments of interest and principal during the remaining months using a 30-year amortization period with the remaining balance payable at maturity. The Company may prepay, without penalty, all or any part of the Riverview Loan at any time.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

3.	Related Party Arrangements

Pursuant to the Company’s advisory agreement with CHP II Advisors, LLC (“Advisor”), the Advisor receives investment services fees equal to 2.25% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisitions, described in Note 2. “Pro Forma Transactions,” the Company incurred and paid approximately $1.3 million in investment services fees to the Advisor.

The Company will pay the Advisor a monthly asset management fee of 0.0667% of the monthly average of the sum of the Company’s and CHP II Partners, LP, its operating partnership, respective daily real estate asset value, without duplication, plus the outstanding principal amount of any loans made, plus the amount invested in other permitted investments. For this purpose, “real estate asset value” equals the amount invested in wholly-owned properties, determined on the basis of cost, and in the case of properties owned by any joint venture or partnership in which the Company is a co-venturer or partner the portion of the cost of such properties paid by the Company, exclusive of acquisition fees and acquisition expenses and will not be reduced for any recognized impairment.

Pursuant to the Company’s expense support and restricted stock agreement (“Expense Support Agreement”), the Advisor has agreed to accept payment in the form of forfeitable restricted Class A shares of common stock (“Restricted Stock”) in lieu of cash for services rendered, in the event that the Company does not achieve established distribution coverage targets. Under the terms of the Expense Support Agreement, for each quarter within a calendar expense support year, the Company will record a proportional estimate of the cumulative year-to-date period based on an estimate of expense support expected for the calendar expense support year. In exchange for services rendered and in consideration of the expense support provided under this arrangement, the Company shall issue, following each determination date, a number of shares of Restricted Stock equal to the quotient of the expense support amount provided by the Advisor for the preceding year divided by the board of directors’ most recent determination of net asset value per share of the Class A common shares, if the board has made such a determination, or otherwise the most recent public offering price per Class A common share, on the terms and conditions and subject to the restrictions set forth in the Expense Support Agreement. The Restricted Stock is subordinated and forfeited to the extent that shareholders do not receive a Priority Return on their Invested Capital (as such terms are defined in the Company’s prospectus), excluding for the purposes of calculating this threshold any shares of Restricted Stock owned by the Advisor.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.	Adjustments to Pro Forma Consolidated Statement of Operations

The historical amounts presented in the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2018 and years ended December 31, 2017 and 2016 were derived as follows:

(1)

The Riverview historical amounts represent unaudited historical amounts for the period ended June 30, 2018 and the audited historical amounts for the years ended December 31, 2017 and 2016 presented above on page F-1 of Exhibit No. 99.2 (filed herewith).

(2)

The Overland Park historical amounts represent unaudited historical amounts for the period ended September 30, 2017 and the audited historical amounts for the year ended December 31, 2016 presented in the historical statements of operations on page F-3 on Form 8-K/A filed February 20, 2018.

(3)

The Summer Vista historical amounts represent audited historical amounts for the year ended December 31, 2016 presented in the historical statements of operations on page F-3 on Form 8-K/A filed May 18, 2017.

The following adjustments to the Pro Forma Consolidated Statement of Operations represent adjustments needed to the Company’s historical results to present the Company’s results of operations as if the acquisitions, described in Note 2. “Pro Forma Transactions,” had been owned for the entire Pro Forma Periods presented:

(a)

The pro forma adjustments relate to the Riverview acquisition described in Note 2. “Pro Forma Transactions” and represent the net effect of three months of pro forma activity in these financial statement accounts for the quarter ended September 30, 2018 offset by the reversal of actual amounts recorded in the Company’s results of operations for the nine months ended September 30, 2018:

2018 Pro Forma Period Adjustments
	Pro Forma Quarter Ended September 31, 2018	Reversal of Historical Amounts Recorded	Riverview Pro Forma Adjustments
Resident fees and services	$1,117,873	$339,297	$778,576

Property operating expenses	$293,036	$273,047	$19,989

Property management fees	$(1,766)	$16,965	$(18,731)

(b)

As a result of the acquisitions described in Note 2. “Pro Forma Transactions,” the Company would have incurred approximately $367,000, $489,000 and $489,000, respectively, in asset management fees for the Pro Forma Periods. Based on the pro forma operating results for the respective Pro Forma Periods, these respective asset management fee amounts would have been settled in accordance with the terms of the Expense Support Agreement and therefore the Company’s asset management fees have been reduced to zero for each of the Pro Forma Periods.

(c)

Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the Riverview assets had been owned during the entire Pro Forma Periods presented net of any actual depreciation or amortization on those assets as recognized in the Company’s, or its acquiree’s, historical results of operations.

Pro Forma Periods Adjustments
	Estimated Useful Life	Nine Months Ended September 30, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Land	n/a	$—	$—	$—
Land improvements	15 years	25,050	33,400	33,400
Building and building improvements	39 years	405,531	540,708	540,708
FF&E	3 years	203,437	271,249	271,249
In-place resident agreements intangibles	2.5 years	384,861	513,148	513,148
Less: Actual depreciation and amortization expense recorded in historical financial statements		(113,189)	—	—

Total		$905,690	$1,358,505	$1,358,505

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(d)	Represents interest expense and amortization of loan costs relating to additional borrowings as described in Note 2. “Pro Forma Transactions” for the applicable Pro Forma Periods.

(e)

For purposes of determining the historical weighted average number of shares of common stock outstanding, stock dividends issued through the date of this filing are treated as if they were issued at the beginning of the Pro Forma Periods presented.

(f)

Represents the estimated pro forma adjustment related to Riverview for the year ended December 31, 2017, which was derived from the audited historical amounts presented above on page F-1, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year end December 31, 2017:

2017 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2017	Reversal of Historical Amounts Recorded	Riverview Pro Forma Adjustments
Property operating expenses	$2,906,400	$4,382,353	$(1,475,953)

Property management fees	$244,214	$363,095	$(118,881)

(g)

Represents the estimated pro forma adjustment related to Riverview for the year ended December 31, 2016, which was derived from the audited historical amounts presented above on page F-1, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year end December 31, 2016:

2016 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2016	Reversal of Historical Amounts Recorded	Riverview Pro Forma Adjustments
Property operating expenses	$2,411,958	$3,859,407	$(1,447,449)

Property management fees	$185,398	$145,852	$39,546

(h)

The pro forma adjustments relate to the Overland Park acquisition described in Note 2. “Pro Forma Transactions” and represent the net effect of twelve months of pro forma activity in these financial statement accounts for the year ended December 31, 2017 offset by the reversal of actual amounts recorded in the Company’s results of operations for the year ended December 31, 2017:

2017 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2017	Reversal of Historical Amounts Recorded	Overland Park Pro Forma Adjustments
Rental income from operating leases	$307,703	$15,194	$292,509

Property operating expenses	$161,374	$—	$161,374

Property management fees	$9,034	$—	$9,034

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(i)

Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the Overland Park assets had been owned during the entire Pro Forma Periods presented net of any actual depreciation or amortization on those assets as recognized in the Company’s or its acquiree’s, historical results of operations.

Pro Forma Periods Adjustments
	Estimated Useful Life	Year Ended December 31, 2017	Year Ended December 31, 2016
Land	n/a	$—	$—
Land improvements	15 years	25,235	25,235
Building and building improvements	39 years	267,546	267,546
In-place lease intangibles	2.5 years	226,375	226,375
Less: Actual depreciation and amortization expense recorded in historical financial statements		—	—

Total		$519,156	$519,156

(j)	Represents amortization of above and below market intangible assets and liabilities.

(k)

Represents the estimate pro forma adjustments related to Overland Park for the year ended December 31, 2016, which were derived from the audited historical amounts presented on page F-3 on Form 8-K/A filed February 20, 2018, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year ended December 31, 2016:

2016 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2016	Reversal of Historical Amounts Recorded	Overland Park Pro Forma Adjustments
Property management fees	$37,902	$41,191	$(3,289)

(l)

The pro forma adjustments relate to the Summer Vista acquisition described in Note 2. “Pro Forma Transactions” and represent the net effect of three months of pro forma activity in these financial statement accounts for the quarter ended March 31, 2017 offset by the reversal of actual amounts recorded in the Company’s results of operations for the quarter ended March 31, 2017:

2017 Pro Forma Period Adjustments
	Pro Forma Quarter Ended March 31, 2017	Reversal of Historical Amounts Recorded	Summer Vista Pro Forma Adjustments
Rental income from operating leases	$1,087,833	$11,430	$1,076,403

Property operating expenses	$603,081	$8,686	$594,395

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(m)	Represents the estimated pro forma adjustments for property management fees due to the property manager in connection with the management of Summer Vista.

(n)

Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the Summer Vista assets had been owned during the entire Pro Forma Periods presented net of any actual depreciation or amortization on those assets as recognized in the Company’s, or its acquiree’s, historical results of operations.

Pro Forma Periods Adjustments
	Estimated Useful Life	Quarter Ended March 31, 2017	Year Ended December 31, 2016
Land	n/a	$—	$—
Land improvements	15 years	9,760	39,042
Building and building improvements	39 years	112,896	451,584
FF&E	3 years	71,445	285,779
In-place resident agreements intangibles	2.5 years	128,651	514,603
Less: Actual depreciation and amortization expense recorded in historical financial statements		—	(357,659)

Total		$322,752	$933,349

(o)

Represents the estimated pro forma adjustments related to Summer Vista for the year ended December 31, 2016, which were derived from the audited historical amounts presented on page F-3 on Form 8-K/A filed May 18, 2017, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year ended December 31, 2016:

2016 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2016	Reversal of Historical Amounts Recorded	Summer Vista Pro Forma Adjustments
Property management fees	$168,698	$174,224	$(5,526)

Interest expense	$(691,362)	$(517,016)	$(144,397)

(p)

Represents the reversal of historical acquisition fees and expenses incurred during the 2016 Pro Forma Period that are nonrecurring charges directly related to the Summer Vista acquisition, described in Note 2. “Pro Forma Transactions.”